Exhibit 24a

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Barry G. Skolnick, a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints, Frances C. Grabish and Kirsty Lieberman, respectively and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.




Effective Date: October 31, 2005


                                                  /s/ Barry G. Skolnick
                                                  ---------------------
                                                    Barry G. Skolnick


State of New Jersey
County of Mercer



     On the 1st day of December, 2005 before me came Barry G. Skolnick, Director of Merrill Lynch Life Insurance Company, to me known to be said person and she signed the above Power of Attorney on behalf of Merrill Lynch Life Insurance Company.


                                                  /s/ Marrietta Ernst
                                                  ---------------------
[SEAL]                                               Notary Public

                                                     Marietta Ernst
                                                Notary Public State of NJ
                                           My Commission Expires July 3, 2006

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that Joseph Justice a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances C. Grabish and Kirsty Lieberman, respectively, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



Effective Date: October 31, 2005



                                                   /s/ Joseph Justice
                                                   ------------------
                                                     Joseph Justice



State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Joseph Justice, Director of Merrill Lynch Life Insurance Company, to me known to be said person and he signed the above Power of Attorney on behalf of Merrill Lynch Life Insurance Company.


                                                  /s/ Denise Marshall
                                                  -------------------
[SEAL]                                               Notary Public


                                                   DENISE A. MARSHALL
                                              Notary Public of New Jersey
                                          My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Deborah J. Adler, a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances C. Grabish and Kirsty Lieberman, respectively and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.




Effective Date: October 31, 2005



                                                 /s/ Deborah J. Adler
                                                 --------------------
                                                   Deborah J. Adler


State of New Jersey
County of Mercer



     On the 29th day of November, 2005 before me came Deborah J. Adler, Director of Merrill Lynch Life Insurance Company, to me known to be said person and she signed the above Power of Attorney on behalf of Merrill Lynch Life Insurance Company.



                                                /s/ Marrietta Ernst
                                                -------------------
[SEAL]                                             Notary Public


                                                 Marrietta Ernst
                                            Notary Public State of NJ
                                       My Commission Expires July 3, 2006

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that Paul Michalowski a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



Effective Date: January 6, 2006



                                                   /s/ Paul Michalowski
                                                   --------------------
                                                     Paul Michalowski



State of New Jersey
County of Mercer

     On the 6th day of February, 2006 before me came Paul Michalowski, Director of Merrill Lynch Life Insurance Company, to me known to be said person and he signed the above Power of Attorney on behalf of Merrill Lynch Life Insurance Company.


                                                  /s/ Denise Marshall
                                                  -------------------
[SEAL]                                               Notary Public


                                                   DENISE A. MARSHALL
                                              Notary Public of New Jersey
                                          My Commission Expires Feb. 24, 2006

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that John C. Carroll a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



Effective Date: January 6, 2006



                                                   /s/ John C. Carroll
                                                   -------------------
                                                     John C. Carroll



State of New Jersey
County of Mercer

     On the 3rd day of February, 2006 before me came John C. Carroll, Director of Merrill Lynch Life Insurance Company, to me known to be said person and he signed the above Power of Attorney on behalf of Merrill Lynch Life Insurance Company.


                                                  /s/ Denise Marshall
                                                  -------------------
[SEAL]                                               Notary Public


                                                   DENISE A. MARSHALL
                                              Notary Public of New Jersey
                                          My Commission Expires Feb. 24, 2006